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Exhibit 21.1

Subsidiaries of the Registrant
As of 12/31/13

Subsidiary	Jurisdiction of Formation
101 Marietta Street Associates	Georgia
128th Street Associates, LLC	Florida
16th Street Partners, LLC	Florida
88th Street Partners LLC	Delaware
Archetype COPS I Partner LLC	Delaware
Archetype Employees LLC	Delaware
Archetype Holdings LLC	Delaware
Archetype Investment Management LLC	Delaware
Archetype Realty Corporation	Delaware
Bert L. Smokler, LLC	Delaware
CorAmerica Realty Financing Company, LLC	Delaware
DCA Homes, LLC	Florida
DCA Management, LLC	Florida
Diesel Ltd.	Bermuda
Diesel Mortgage Investments, LLC	Delaware
DSHI Opco LLC	Delaware
Gaslamp Block Holdings, LLC	Delaware
Hatfield Philips Agency Services Limited	United Kingdom
Hatfield Philips Deutschland GmbH	Germany
Hatfield Philips International Limited	United Kingdom
Homesite Land Ventures, LLC	Delaware
JPMC 1997-C4 Parkwood Drive GP, LLC	Texas
JPMC 1997-C4 Parkwood Drive Limited Partnership	Texas
LEI Member Limited	Bermuda
Leisure Colony Management LLC	Florida
Leisure Communities Management, LLC	Florida
LFS Asset, LLC	Nevada
Lincoln Road Asset Manager, Inc.	Delaware
Lincoln Road Capital Holdings, LLC	Delaware
Lincoln Road Portfolio Manager, LLC	Florida
Lincoln Road Real Estate Partners, LLC	Delaware
Lincoln Road Texas GP, Inc.	Delaware
Lincoln Road Texas Limited Partnership	Delaware
LNR 16th Street, LLC	Florida
LNR AFIS Asset Services LLC	Delaware
LNR AFIS Holding I LLC	Delaware
LNR AFIS Holding II LLC	Delaware
LNR AFIS Holding III LLC	Delaware
LNR AFIS Holdings LLC	Delaware
LNR AFIS Investments LLC	Delaware
LNR Alabama Partners, LLC	Delaware
LNR Arrowhead Limited Partnership	Delaware
LNR Asset Services Limited	United Kingdom
LNR Bressi Commercial, LLC	California
LNR California Partners, LLC	California
LNR Capital Management, LLC	Delaware
LNR Capital Services, LLC	Florida
LNR CDO 2002-1 Ltd.	Cayman Islands

Subsidiary	Jurisdiction of Formation
LNR CDO 2002-1, LLC	Delaware
LNR CDO 2003-1 Ltd.	Cayman Islands
LNR CDO 2003-1, LLC	Delaware
LNR CDO Depositor, LLC	Delaware
LNR CDO III Ltd.	Cayman Islands
LNR CDO III, LLC	Delaware
LNR CDO IV Ltd.	Cayman Islands
LNR CDO IV, LLC	Delaware
LNR CDO V LLC	Delaware
LNR CDO V Ltd.	Cayman Islands
LNR CDO VI Ltd.	Cayman Islands
LNR Central Park, LLC	California
LNR CFL Depositor, LLC	Delaware
LNR CGA Holdings, LLC	Nevada
LNR CPG Services, LLC	California
LNR Crossroads Marketplace, LLC	California
LNR Dakota Partners, LLC	North Dakota
LNR Delta Member Ltd.	Cayman Islands
LNR Delta Opco Ltd.	Cayman Islands
LNR DSHI Legacy, LLC	Florida
LNR Eastern Lending, LLC	Georgia
LNR Euro CMBS S.à.R.L.	Luxembourg
LNR Europe Hector Holdings Limited	Bermuda
LNR Europe Holdings S.à r.l.	Luxembourg
LNR European Advisors Limited	United Kingdom
LNR Fontana, LLC	California
LNR Freeport Southwest, LLC	Delaware
LNR Governor Hunt Road North, LLC	North Carolina
LNR Governor Hunt Road South, LLC	North Carolina
LNR Illinois Partners, LLC	Illinois
LNR Land Partners Sub, LLC	Delaware
LNR LW Nevada Assets, LLC	Nevada
LNR Madison Square, LLC	Delaware
LNR Mallard Creek, LLC	North Carolina
LNR Massachusetts Partners, LLC	Massachusetts
LNR New Jersey Partners, LLC	New Jersey
LNR Newport Plaza, LLC	California
LNR Northeastern Investments, LLC	Delaware
LNR NWHL Holdings, LLC	Delaware
LNR Ocala Interhold, LLC	Delaware
LNR Partners Archetype, LLC	Delaware
LNR Partners California Manager, LLC	California
LNR Partners Europa Associates Management, LLC	Florida
LNR Partners Europe Limited	United Kingdom
LNR Partners Germany GmbH	Germany
LNR Partners United Kingdom Ltd.	United Kingdom
LNR Partners, LLC	Florida
LNR Philadelphia Place IV, LLC	Delaware
LNR Property LLC	Delaware
LNR Property LLC Eastern Region	Georgia
LNR Property LLC Northeastern Region	Massachusetts
LNR Property Payroll LLC	Florida
LNR REFSG Funding, LLC	Florida

Subsidiary	Jurisdiction of Formation
LNR REFSG Holdings, LLC	Florida
LNR REFSG Investments, LLC	Delaware
LNR Research Drive, LLC	North Carolina
LNR Retail Corners Manager, LLC	Delaware
LNR Rolling Ridge, LLC	California
LNR Scotts Valley Hilton LLC	Delaware
LNR Securities CDO Legacy, LLC	Delaware
LNR Securities Equity, LLC	Delaware
LNR Securities Holdings, LLC	Delaware
LNR Securities Preferred, LLC	Delaware
LNR Securities Reliance VI, LLC	Delaware
LNR Securities Reliance, LLC	Delaware
LNR Texas Partners, LLC	Texas
LNR Town Center Entertainment, LLC	California
LNR UK CMBS S.à.R.L.	Luxembourg
LNR Utah Partners, LLC	Utah
LNR Von Karman, LLC	California
LNR Westbrook Business Center, LLC	North Carolina
LNR Western Investments, Inc.	California
LNR Withers Cove, LLC	North Carolina
LNR Worthington, LLC	North Carolina
Madison Square 2004-1 Corp.	Delaware
Madison Square 2004-1 Ltd.	Cayman Island
Madison Square Company LLC	Delaware
Madison Square Mortgage Securities, LLC	Delaware
Madison Square Sunblock, Inc.	Delaware
Ocala Capital Management Luxembourg S.à.R.L.	Luxembourg
Ocala Capital Management, LLC	Delaware
PrimeStar Fund I GP, L.L.C.	Delaware
PrimeStar Fund I TRS, Inc.	Delaware
PrimeStar Fund I TRS, L.L.C	Delaware
PrimeStar Fund I, L.P.	Delaware
PrimeStar-F Fund I Trust	Delaware
PrimeStar-F Fund I, L.L.C.	Delaware
PrimeStar-H Fund I Trust	Delaware
PrimeStar-H Fund I, L.L.C.	Delaware
SPT 1166 Holdings, LLC	Delaware
SPT 250 South Holdings, LLC	Delaware
SPT 701 Lender, L.L.C.	Delaware
SPT 701 Loan Holdings TRS, L.L.C.	Delaware
SPT CA Fundings 2, LLC	Delaware
SPT CA Fundings, LLC	Delaware
SPT Gaslamp Holding, LLC	Delaware
SPT GBIV Holdings, LLC	Delaware
SPT Griffin Hodings, LLC	Delaware
SPT LNR CDO Cayman Ltd.	Cayman Islands
SPT LNR HP UK Ltd	United Kingdom
SPT LNR LEI UK Ltd	United Kingdom
SPT LNR Property Sub, LLC	Delaware
SPT LNR Property TRS, LLC	Delaware
SPT LNR Property, LLC	Delaware
SPT LNR Securities Holdings Parent, LLC	Delaware
SPT Operations, LLC	Delaware

Subsidiary	Jurisdiction of Formation
SPT Real Estate Sub I, LLC	Delaware
SPT Real Estate Sub II, LLC	Delaware
SPT Rosslyn Holdings, L.L.C.	Delaware
SPT TLB BB Holdings TRS Parent, LLC	Delaware
SPT TLB BB Holdings TRS, LLC	Delaware
SPT TLB BB Holdings, LLC	Delaware
SPT WD Holdings, LLC	Delaware
SPT-IX 701 Lender GP, L.L.C.	Delaware
SPT-IX 701 Lender, L.P.	Delaware
SPT-IX 701 Loan Holdings GP, L.L.C.	Delaware
SPT-IX 701 Loan Holdings, L.P.	Delaware
SRP 643 Sub II TRS, Inc.	Delaware
SRP 643 SUB II, LLC	Delaware
SRP 643 Sub TRS, Inc.	Delaware
SRP 643 SUB, LLC	Delaware
SRP PrimeStar, L.L.C.	Delaware
SRP Sub, LLC	Delaware
SRP TRS Sub, Inc.	Delaware
SRP TRS Sub, LLC	Delaware
Starwood Commercial Mortgage Depositor, LLC	Delaware
Starwood Mortgage Capital LLC	Delaware
Starwood Mortgage Funding I LLC	Delaware
Starwood Mortgage Funding II LLC	Delaware
Starwood Mortgage Funding III LLC	Delaware
Starwood Mortgage WD, L.L.C.	Delaware
Starwood Property Mortgage BC, L.L.C.	Delaware
Starwood Property Mortgage Holdings I, L.L.C.	Delaware
Starwood Property Mortgage Sub-1, L.L.C.	Delaware
Starwood Property Mortgage Sub-10 HoldCo, L.L.C.	Delaware
Starwood Property Mortgage Sub-10, L.L.C.	Delaware
Starwood Property Mortgage Sub-10-A Holdco, L.L.C.	Delaware
Starwood Property Mortgage Sub-10-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-11, L.L.C.	Delaware
Starwood Property Mortgage Sub-2, L.L.C.	Delaware
Starwood Property Mortgage Sub-2-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-3, L.L.C.	Delaware
Starwood Property Mortgage Sub-3-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-4, L.L.C.	Delaware
Starwood Property Mortgage Sub-4-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-5, L.L.C.	Delaware
Starwood Property Mortgage Sub-5-A, L.L.C	Delaware
Starwood Property Mortgage Sub-6, L.L.C.	Delaware
Starwood Property Mortgage Sub-6-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-7, L.L.C.	Delaware
Starwood Property Mortgage Sub-8, Ltd.	Cayman Islands
Starwood Property Mortgage Sub-9, L.L.C.	Delaware
Starwood Property Mortgage Sub-9-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-CP, LP	Cayman Islands
Starwood Property Mortgage, L.L.C.	Delaware
Starwood Residential Properties, Inc.	Maryland
Starwood Waypoint Residential GP, Inc.	Delaware
Starwood Waypoint Residential Partnership, L.P.	Delaware
Starwood Waypoint Residential Trust	Maryland

Subsidiary	Jurisdiction of Formation
Structured Real Estate Solutions Limited	United Kingdom
SW-YB 1166 LLC	Delaware
Terra LNR I LLC	Delaware
West Coast Mortgage Holdings, LLC	Florida

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  Exhibit 21.1
Subsidiaries of the Registrant As of 12/31/13